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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  September 28, 2001

           First Union Real Estate Equity and Mortgage Investments
            (Exact name of Registrant as Specified in Its Charter)

     Ohio                                                         1-6249                     34-6513657
(State or Other                                          (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                                                          Identification No.)
Incorporation)

         125 Park Avenue, 14th Floor
                 New York, NY                                                                   10017
(Address of Principal Executive Offices)                                                     (Zip Code)


Registrant's Telephone Number, Including Area Code:                                         (212) 949-1373


Former Name or Former Address, if Changed Since Last Report.


Total number of pages in report: 2
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ITEM 5.  OTHER EVENTS

         On September 24, 2001, the Registrant issued a press release announcing that it has entered into a letter of intent with Gotham Partners, L.P. that outlines a proposed business combination and cash-out merger transaction. The proposed transaction is subject to, among others, the approval by the Registrant's board of trustees and shareholders of a definitive agreement with respect to the proposed transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.   Financial Statements of Businesses Acquired

              Not Applicable.

         b.   Pro Forma Financial Information

              Not Applicable.

         c.   Exhibits

              99.1 Press release dated September 24, 2001 regarding a letter of intent between the Registrant and Gotham Partners, L.P.

              99.2 Letter of Intent between the Registrant and Gotham Partners, L.P.








                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                First Union Real Estate Equity
                                                   and Mortgage Investments
                                                         (Registrant)


Date: September 28, 2001                              By: /s/  Neil H. Koenig
      ---------------------                               ----------------------
                                                               Neil H. Koenig
                                                               Interim Chief
                                                               Financial Officer